INVESTOR PRESENTATION 2016 FOURTH QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2016 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2016 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 2, 2017, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q4 P&L SUMMARY * The adjusted non-GAAP Q4 P&L Summary for fiscal 2015 excludes the effect of certain items set out on page 5. GAAP 2016 % OF NET SALES GAAP 2015 % OF NET SALES NON-GAAP 2015* % OF NET SALES NET SALES $1,036,363 100.0% $1,112,930 100.0% $1,112,930 100.0% GROSS PROFIT 615,001 59.3% 676,345 60.8% 675,325 60.7% OPERATING EXPENSE 563,119 54.3% 555,685 49.9% 555,685 49.9% OTHER OPERATING (INCOME) LOSS, NET (9,377) (0.9)% 577 0.1% (1,634) (0.1)% OPERATING INCOME 61,259 5.9% 120,083 10.8% 121,274 10.9% INTEREST EXPENSE, NET 4,810 0.5% 4,456 0.4% 4,456 0.4% INCOME BEFORE TAXES 56,449 5.4% 115,627 10.4% 116,818 10.5% TAX EXPENSE 6,344 0.6% 56,719 5.1% 41,944 3.8% NET INCOME $48,791 4.7% $57,741 5.2% $73,707 6.6% NET INCOME PER SHARE BASIC $0.72 $0.86 $1.09 DILUTED $0.71 $0.85 $1.08 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,970 67,432 67,432 DILUTED 68,299 68,243 68,243

4 ADJUSTED FULL YEAR P&L SUMMARY* * The adjusted non-GAAP Full Year P&L Summary for fiscal 2016 and fiscal 2015 excludes the effect of certain items set out on page 5. 2016 % OF NET SALES 2015 % OF NET SALES NET SALES $3,326,740 100.0% $3,518,680 100.0% GROSS PROFIT 2,028,568 61.0% 2,178,190 61.9% OPERATING EXPENSE 2,039,236 61.3% 2,050,347 58.3% OTHER OPERATING INCOME, NET (13,930) (0.4)% (8,652) (0.2)% OPERATING INCOME 3,262 0.1% 136,495 3.9% INTEREST EXPENSE, NET 18,666 0.6% 18,248 0.5% INCOME (LOSS) BEFORE TAXES (15,404) (0.5)% 118,247 3.4% TAX EXPENSE (BENEFIT) (15,096) (0.5)% 37,217 1.1% NET INCOME (LOSS) $(4,070) (0.1)% $78,047 2.2% NET INCOME (LOSS) PER SHARE BASIC $(0.06) $1.13 DILUTED $(0.06) $1.12 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,878 68,880 DILUTED 67,878 69,417

5 EXCLUDED ITEMS (PRE-TAX) 2016 Q1 Q2 Q3 Q4 FULL YEAR CLAIMS SETTLEMENT BENEFITS $— $(12,282) $— $— $(12,282) ASSET IMPAIRMENT — 6,356 — — 6,356 INDEMNIFICATION RECOVERY — — (6,000) — (6,000) TOTAL $— $(5,926) $(6,000) $— $(11,926) 2015 Q1 Q2 Q3 Q4 FULL YEAR INVENTORY WRITE-DOWN (RECOVERY) $26,861 $(2,621) $(2,573) $(1,020) $20,647 LEGAL SETTLEMENT CHARGES — 15,753 — — 15,753 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 1,394 12,659 2,211 26,376 PROFIT IMPROVEMENT INITIATIVE 2,479 — — — 2,479 GILLY HICKS RESTRUCTURING CHARGES (1,598) — — — (1,598) TOTAL $37,854 $14,526 $10,086 $1,191 $63,657

6 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Q4 2016 COMPARABLE SALES* Q1 Q2 Q3 Q4 YTD TOTAL COMPANY (4)% (4)% (6)% (5)% (5)% BRAND: ABERCROMBIE (1) (8)% (7)% (14)% (13)% (11)% HOLLISTER 0% (2)% 0% 1% 0% GEOGRAPHY: UNITED STATES (2)% (4)% (5)% (6)% (5)% INTERNATIONAL (7)% (4)% (10)% (4)% (6)%

7 * Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. FISCAL 2016 SALES MIX* Q4 ABERCROMBIE 42.7% HOLLISTER 57.3% FULL YEAR ABERCROMBIE 44.7% HOLLISTER55.3% BRAN D INTERNATIONAL 33.6% UNITED STATES 66.4% INTERNATIONAL 36.2% UNITED STATES 63.8% GEOGRAPH Y

8 Q4 OPERATING EXPENSE * The adjusted non-GAAP Q4 Operating Expense for fiscal 2015 excludes the effect of certain items set out on page 5. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. GAAP 2016 % OF NET SALES GAAP 2015 % OF NET SALES NON-GAAP 2015* % OF NET SALES STORE OCCUPANCY (1) $188,199 18.2% $187,966 16.9% $187,966 16.9% ALL OTHER (2) 251,617 24.3% 242,475 21.8% 242,475 21.8% STORES AND DISTRIBUTION 439,816 42.4% 430,441 38.7% 430,441 38.7% MARKETING, GENERAL & ADMINISTRATIVE 121,729 11.7% 125,244 11.3% 125,244 11.3% ASSET IMPAIRMENT 1,574 0.2% — —% — —% OTHER OPERATING (INCOME) LOSS, NET (9,377) (0.9)% 577 0.1% (1,634) (0.1)% TOTAL $553,742 53.4% $556,262 50.0% $554,051 49.8%

9 SHARE REPURCHASES FY 2016 FY 2015 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST Q1 — — — — — — Q2 — — — — — — Q3 — — — 2,460.5 $50,029 $20.33 Q4 — — — — — — FULL YEAR — — — 2,460.5 $50,029 $20.33

Q4 STORE OPENINGS

	BRAND	CENTER	CITY	DATE
DOMESTIC	A&F	International Market Place	Honolulu, HI	12/16/2016
INTERNATIONAL	A&F	Tianyi Square	Ningbo, China	11/18/2016
	Hollister	Paradise Walk	Chongqing, China	11/18/2016
	A&F	Taikoo Li Sanlitun	Beijing, China	12/2/2016
	A&F	Shuncheng Mall	Kunming, China	12/23/2016
	A&F	Parc Central	Guangzhou, China	1/20/2017
OUTLET	A&F	Clinton Crossing Premium Outlet	Clinton, CT	11/23/2016

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11 Q4 STORE COUNT ACTIVITY (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes one international franchise store as of January 28, 2017. (2) Excludes three international franchise stores as of January 28, 2017. (3) Includes 46 stores in Asia and 8 stores in the Middle East. ALL BRANDS TOTAL UNITED STATES CANADA EUROPE REST OF WORLD (3) START OF Q4 2016 930 745 18 117 50 OPENINGS 7 2 — — 5 CLOSINGS (39) (38) — — (1) END OF Q4 2016 898 709 18 117 54 ABERCROMBIE (1) START OF Q4 2016 374 333 7 17 17 OPENINGS 6 2 — — 4 CLOSINGS (25) (24) — — (1) END OF Q4 2016 355 311 7 17 20 HOLLISTER (2) START OF Q4 2016 556 412 11 100 33 OPENINGS 1 — — — 1 CLOSINGS (14) (14) — — — END OF Q4 2016 543 398 11 100 34

12 OUTLOOK FOR FISCAL 2017, THE COMPANY EXPECTS: • COMPARABLE SALES TO IMPROVE FOR THE FULL YEAR, BUT TO REMAIN CHALLENGING FOR THE FIRST HALF, WITH HOLLISTER, ITS LARGEST BRAND, EXPECTED TO MAINTAIN OR IMPROVE ITS COMPARABLE SALES TREND AND ABERCROMBIE TO IMPROVE THROUGHOUT THE YEAR • ADVERSE EFFECTS FROM FOREIGN CURRENCY ON SALES AND OPERATING INCOME OF APPROXIMATELY $55 MILLION AND $25 MILLION, RESPECTIVELY, OR APPROXIMATELY $0.25 PER DILUTED SHARE • A GROSS MARGIN RATE FLAT TO THE FISCAL 2016 ADJUSTED NON-GAAP RATE OF 61.0%, BUT UP ON A CONSTANT CURRENCY BASIS, DRIVEN BY LOWER AVERAGE UNIT COST, WITH CONTINUING PROMOTIONAL PRESSURE IN THE FIRST QUARTER • ACTIONS ALREADY TAKEN TO REDUCE EXPENSE BY APPROXIMATELY $100 MILLION, ENABLING INVESTMENTS IN REVENUE DRIVING ACTIVITIES AND RESULTING IN NET OPERATING EXPENSE DOWN APPROXIMATELY 3% FROM FISCAL 2016 ADJUSTED NON-GAAP OPERATING EXPENSE OF $2.025 BILLION, WITH A COMMITMENT TO PURSUE FURTHER EXPENSE REDUCTIONS THROUGHOUT THE YEAR • NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS OF APPROXIMATELY $4 MILLION • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS THE COMPANY EXPECTS TO INCUR A DISCRETE NON-CASH INCOME TAX CHARGE OF APPROXIMATELY $9 MILLION IN THE FIRST QUARTER OF FISCAL 2017 AS A RESULT OF A CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS. EXCLUDING DISCRETE ITEMS, THE CORE TAX RATE FOR FULL YEAR IS EXPECTED TO BE IN THE MID 30S AND REMAINS HIGHLY SENSITIVE TO JURISDICTIONAL MIX AND AT LOWER LEVELS OF PRE-TAX EARNINGS. FULL YEAR CAPITAL EXPENDITURES TO BE APPROXIMATELY $100 MILLION